UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20539

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 23, 2004

Webb Interactive Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

0-28462	84-1293864
(Commission File Number)	(IRS Employer Identification No.)

1899 Wynkoop, Suite 600

Denver, CO 80202

(Address of Principal Executive Offices and Zip Code)

(303) 308-3180

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

William R. Cullen resigned as Chief Executive Officer and Chief Financial Officer of registrant, effective September 23, 2004. Mr. Cullen also resigned as a director of registrant and of Jabber, Inc., registrant’s 43% owned subsidiary, also effective September 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBB INTERACTIVE SERVICES, INC.

Date: September 28, 2004
/s/ Lindley S. Branson
Lindley S. Branson
Vice President/General Counsel